Exhibit 99.4

Inverness Medical Innovations, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations for future periods or the results that actually would have been realized had Inverness, its previously acquired businesses (IVC, Wampole, Ostex, and ABI, each as defined and described in Note 1 of the notes to these unaudited pro forma condensed combined financial statements), and certain assets acquired from Abbott Laboratories (the “Abbott Business”) been a consolidated company during the specified periods.

The unaudited pro forma condensed combined financial statements are based on the respective audited and unaudited historical consolidated financial statements and the notes thereto of Inverness, its previously acquired businesses, as listed above, and the Abbott Business after giving effect to each of the acquisitions using the purchase method of accounting and assumptions and adjustments described below and in the notes of the unaudited pro forma condensed combined financial statements. Actual operating results of the previously acquired businesses are included in Inverness’ historical financial results only from the respective dates of the acquisitions.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and nine months ended September 30, 2003 assume each of the acquisitions, as listed above, occurred on January 1, 2002.

The pro forma adjustments are based upon available information and upon certain assumptions as described in the notes to the unaudited pro forma condensed combined financial statements that Inverness’ management believes are reasonable in the circumstances.

The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Inverness included in its Annual Report on Form 10-K for the year ended December 31, 2002 as well as its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2003, which were filed with the Securities and Exchange Commission on March 31, 2003 and November 14, 2003, respectively.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2002

(in thousands, except per share data)

	Historical						Pro Forma
	Inverness	Previous Acquisitions	Pro Forma			Historical Abbott	Adjustments		Combined Company
			Adjustments		Subtotal

Net product sales	$201,641	$89,854	$(1,497	)(a)	$289,910	$61,904	$(9,177	)(p)	$338,060
			(88	)(b)			(4,577	)(q)
License revenue	6,405	763	—		7,168		(486	)(q)	6,682
Net revenue	208,046	90,617	(1,585)		297,078	61,904	(14,240)		344,742
Cost of sales	115,600	57,485	(1,349	)(a)	173,936	41,018	(9,971	)(r)	201,059
			629	(c)			(5,063	)(q)
			351	(d)			819	(s)
			366	(e)			320	(t)
			412	(f)
			442	(g)
Gross profit	92,446	33,132	(2,436)		123,142	20,886	(345)		143,683

Operating expenses:
Research and development	14,471	3,449	—		17,920	—	—		17,920
Sales and marketing	39,544	9,537	(629	)(c)	48,452	7,136	—		55,588
General and administrative	28,066	15,915	(128	)(h)	41,388	1,521	—		42,909
			(2,465	)(i)
Charge related to asset impairment	12,682	14,998	(14,998	)(j)	12,682	—	—		12,682
Stock-based compensation	10,625	—	—		10,625	—	—		10,625
Total operating expenses	105,388	43,899	(18,220)		131,067	8,657	—		139,724

Operating (loss) income	(12,942)	(10,767)	15,784		(7,925)	12,229	(345)		3,959

Interest expense, including amortization of discounts	(13,846)	(649)	(2,304	)(k)	(17,711)	—	(3,486	)(u)	(21,197)
			(912	)(l)
Other income (expense), net	10,484	(671)	(381	)(m)	9,432	—	—		9,432
(Loss) income before income taxes and accounting change	(16,304)	(12,087)	12,187		(16,204)	12,229	(3,831)		(7,806)
Provision (benefit) for income taxes	2,683	3,160	(2,835	)(n)	3,008	—	2,099	(v)	5,107
(Loss) income before accounting change	(18,987)	(15,247)	15,022		(19,212)	12,229	(5,930)		(12,913)
Cumulative effect of a change in accounting principle	(12,148)	—	—		(12,148)	—	—		(12,148)
Net (loss) income	$(31,135)	$(15,247)	$15,022		$(31,360)	$12,229	$(5,930)		$(25,061)

Dividends, interest and amortization of beneficial conversion feature related to Series A Preferred Stock	(11,948)				(11,948)				(11,948)

Loss available to common stockholders - basic and diluted:
Loss before accounting change	$(30,935)				$(31,160)				$(24,861)
Net loss	$(43,083)				$(43,308)				$(37,009)

Loss per common share - basic and diluted:
Loss before accounting change	$(3.11)				$(2.55)				$(1.80)
Net loss	$(4.33)				$(3.54)				$(2.69)

Weighted average shares - basic and diluted	9,940		2,290	(o)	12,230		1,551	(o)	13,781

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2003

(in thousands, except per share data)

	Historical						Pro Forma
	Inverness	Previous Acquisitions	Pro Forma			Historical Abbott	Adjustments		Combined Company
			Adjustments		Subtotal

Net product sales	$195,887	$21,301	$—		$217,188	$42,640	$(6,896	)(p)	$249,634
							(3,298	)(q)
License revenue	7,030	62	(44	)(b)	7,048	—	(354	)(q)	6,694
Net revenue	202,917	21,363	(44)		224,236	42,640	(10,548)		256,328
Cost of sales	113,217	14,582	274	(e)	128,294	30,291	(7,579	)(r)	147,994
			221	(g)			(3,652	)(q)
							400	(s)
							240	(t)
Gross profit	89,700	6,781	(539)		95,942	12,349	43		108,334

Operating expenses:
Research and development	17,055	1,444	—		18,499	—	—		18,499
Sales and marketing	36,949	1,414	—		38,363	2,996	—		41,359
General and administrative	24,013	6,924	(348	)(h)	28,497	1,092	—		29,589
			(564	)(w)
			(1,528	)(i)
Charge related to asset impairment	—	41,425	(41,425	)(j)	—	—	—		—
Stock-based compensation	66	—	—		66	—	—		66
Total operating expenses	78,083	51,207	(43,865)		85,425	4,088	—		89,513

Operating income (loss)	11,617	(44,426)	43,326		10,517	8,261	43		18,821

Interest expense, including amortization of discounts	(6,776)	(268)	209	(x)	(7,390)	—	(2,355	)(u)	(9,745)
			(555	)(l)
Other income (expense), net	6,440	39	—		6,479	—	—		6,479
Income (loss) before income taxes	11,281	(44,655)	42,980		9,606	8,261	(2,312)		15,555
Provision (benefit) for income taxes	2,019	(3,909)	3,909	(n)	2,019	—	1,487	(v)	3,506
Net income (loss)	$9,262	$(40,746)	$39,071		$7,587	$8,261	$(3,799)		$12,049

Dividends, interest and amortization of beneficial conversion feature related to Series A Preferred Stock	(458)				(458)				(458)

Net income available to common stockholders:
Basic	$8,804				$7,129				$11,591
Diluted	$8,938				$7,263				$11,725

Net income per common share:
Basic	$0.60				$0.44				$0.65
Diluted	$0.53				$0.39				$0.59

Weighted average shares - basic	14,719		1,657	(o)	16,376		1,551	(o)	17,927
Weighted average shares - diluted	16,788		1,657	(o)	18,445		1,551	(o)	19,996

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(in thousands, except per share amounts)

Note 1. Basis of Presentation and Purchase Prices

Included in the accompanying unaudited pro forma condensed combined financial statements are the following entities and businesses, as defined below, which Inverness has acquired since January 1, 2002:

•              IVC

•              Wampole

•              Ostex

•              ABI

•              the Abbott Business

On March 19, 2002, Inverness acquired IVC Industries, Inc. (“IVC”). The aggregate purchase price of IVC was $27,300, which consisted of $5,619 in cash, the assumption of fully-vested stock options to purchase an aggregate of 116 shares of Inverness common stock, which options had an aggregate fair value of $1,299, $1,587 in costs to exit certain activities of IVC, primarily severance costs, $17,359 in assumed debt and $1,436 in direct acquisition costs. The fair value of the assumed fully-vested stock options was calculated using the Black-Scholes option pricing model.  Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 are the actual results of IVC for the period from January 1, 2002 to March 18, 2002. Since the date of its acquisition by Inverness, IVC’s financial results are included in Inverness’ historical results for both the periods ended December 31, 2002 and September 30, 2003.

On September 20, 2002, Inverness acquired the Wampole Division of MedPointe Inc. (“Wampole”). The aggregate purchase price of Wampole was $72,068, which consisted of $70,489 in cash and $1,579 in direct acquisition costs. Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 are the actual results of Wampole for the period from January 1, 2002 to September 19, 2002. Since the date of its acquisition by Inverness, Wampole’s financial results are included in Inverness’ historical results for both the periods ended December 31, 2002 and September 30, 2003.

On June 30, 2003, Inverness acquired Ostex International, Inc. (“Ostex”). The aggregate purchase price of Ostex is estimated to be $33,240, which consists of 1,597 shares of Inverness common stock with an aggregate fair value of $23,537 based upon a fair value per share of $14.74, the assumption of fully-vested stock options and warrants to purchase an aggregate of 303 shares of Inverness common stock, which options and warrants have an aggregate fair value of $1,752, estimated exit costs of $3,560, which primarily consists of severance and costs to vacate Ostex’s manufacturing and administrative facilities in accordance with Emerging Issues Task Force (“EITF”)  Issue No. 95-3, Recognition of Liabilities in Connection with a Purchase Business Combination, direct acquisition costs of $1,516 and $2,875 in assumed debt.  The fair value of the shares issued was determined based on the average market price of the securities over the periods just prior to and following the date of the merger agreement, as amended, pursuant to EITF Issue No. 99-12, Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination. The fair value of the assumed fully-vested stock options and warrants was calculated using the Black-Scholes option pricing model. Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and the nine months ended September 30, 2003 are the actual results of Ostex for the year ended December 31, 2002 and the period from January 1, 2003 to June 29,

2003, respectively. Since the date of its acquisition by Inverness, Ostex’s financial results are included in Inverness’ historical results for the period ended September 30, 2003.

On August 27, 2003, Inverness acquired all of the stock of Applied Biotech, Inc. (“ABI”) from Apogent Technologies Inc.  The aggregate purchase price of ABI is estimated to be $28,165, which consists of the issuance of 693 shares of Inverness common stock with a fair value of $14,267 based upon a fair value per share of $20.60, $13,400 in cash and estimated direct acquisition costs of $498.  The fair value of the shares issued was determined based on the average market price of the securities over the periods just prior to and following the date of the merger agreement, pursuant to EITF Issue No. 99-12.  The aggregate purchase price is preliminary as management is in the process of developing a restructuring plan for the operations of ABI, which could have a material impact to exit costs to be included in the aggregate purchase price.  In addition, the Company will incur additional direct acquisition costs subsequent to September 30, 2003, which will increase the total amount of direct acquisition costs included in the aggregate purchase price.  Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and the nine months ended September 30, 2003 are the actual results of ABI for the year ended December 31, 2002 and the period from January 1, 2003 to August 26, 2003, respectively.  Since the date of its acquisition by Inverness, ABI’s financial results are included in Inverness’ historical results for the period ended September 30, 2003.

On September 30, 2003, the Company acquired from Abbott Laboratories (“Abbott”) certain assets related to Abbott’s Fact plus line of consumer diagnostic pregnancy tests and Abbott TestPack, Abbott TestPack plus and Signify lines of professional rapid diagnostics for various testing needs, including strep throat, pregnancy and drugs of abuse. The acquired assets also include certain transferred and licensed intellectual property related to these products. The preliminary aggregate purchase price was $93,070, which consisted of $55,000 in cash, $37,500 in the form of 1,551 shares of the Company’s common stock and preliminary direct acquisition costs of $570.  The aggregate purchase price is preliminary as the Company will incur additional direct acquisition costs subsequent to September 30, 2003, which will increase the total amount of direct acquisition costs included in the aggregate purchase price.  Results of operations of the Abbott Business are not included in Inverness’ historical results for either the periods ended December 31, 2002 or September 30, 2003.  The aggregate purchase price was preliminarily allocated to the assets acquired as follows:

Property, plant and equipment	$4,032
Tradename – Signify	6,400
Tradename – Fact plus	1,600
Goodwill	81,038
$93,070

The fair value assigned to property, plant and equipment was based upon management estimates.  Final value will be determined based upon an independent appraisal.  The values assigned to the tradenames were based upon an independent appraisal.  The Company has assigned an indefinite life to the Signify tradename and 5 years to the Fact plus tradename.

Note 2. Pro Forma Adjustments

The following describes the pro forma adjustments made to the accompanying unaudited pro forma condensed combined financial statements:

(a)                                  Represents the elimination of intercompany sales and profit in inventory that Wampole purchased from a subsidiary of Inverness prior to its acquisition by Inverness.

(b)                                 Represents the reversal of Ostex’s historical amortization of deferred license revenue. The deferred license revenue was eliminated in conjunction with purchase accounting adjustments.

(c)                                  Represents IVC distribution costs for the period from January 1, 2002 to March 18, 2002 that were reclassified to conform to Inverness’ presentation.

(d)                                 Represents an adjustment to Wampole’s historical amortization expense on assigned value of patents and supplier agreements. No amortization expense was recorded on acquired goodwill and other intangible assets with indefinite lives in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets.  The fair values of acquired intangible assets in connection with the acquisition of Wampole and the respective useful lives are as follows:

	Fair Value*	Life

Trade name	$6,020	Indefinite
Patents	3,900	13 years
Supplier agreements	11,020	10 years
Goodwill	36,499	Indefinite
Total intangible assets	$57,439

* Fair values of the Wampole intangible assets are based on an independent appraisal.

(e)                                  Reflects amortization expense on acquired intangible assets, detailed below, in connection with the acquisition of ABI. No amortization expense was recorded on acquired goodwill in accordance with SFAS No. 142. The fair values of acquired intangible assets in connection with the acquisition of ABI and the respective useful lives are as follows:

	Estimated Fair Value*	Life

Customer relationships	$2,000	15 years
Manufacturing know-how	3,500	15 years
Goodwill	9,474	Indefinite
Total intangibles	$14,974

* Estimated fair values of the ABI intangible assets are based on an independent appraisal.

(f)                                    Represents adjustment to ABI cost of goods sold to reflect adjusted carrying value assigned to inventory.

(g)                                 Reflects amortization expense on acquired intangible assets, detailed below, in connection with the acquisition of Ostex. No amortization expense was recorded on acquired goodwill in accordance with SFAS No. 142. The estimated fair values of acquired intangible assets in connection with the acquisition of Ostex and the respective useful lives are as follows:

	Estimated Fair Value*	Life

Core technology	$5,532	15 years
Customer relationships	1,096	15 years
Goodwill	26,932	Indefinite
Total intangibles	$33,560

* Estimated fair values of the Ostex intangible assets are based on the results of an independent appraisal.

(h)                                 Represents adjustment to depreciation expense based on appraised value assigned to Ostex fixed assets.

(i)                                     Represents reversal of historical amortization recorded by ABI based on the historical carrying value of its intangible assets.

(j)                                     Represents reversal of impairment charge related to intangible assets of ABI based on historical carrying values.

(k)                                  Represents $2,611 in interest expense associated with the $35,000 debt financings for the acquisition of Wampole, including amortization of original issue discount and deferred financing costs, net of a reduction of $58 in historical interest expense as a result of a debt prepayment of $1,500 upon the IVC acquisition and an amendment to the IVC credit facility and another reduction of $249 of Ostex historical interest expense as a result of a debt prepayment upon acquisition by Inverness.

(l)                                     Represents interest expense on $13,400 of debt incurred by Inverness to fund the cash portion of the ABI purchase price and amortization of related financing costs.

(m)                               Represents the reversal of interest income on Company funds used to pay the cash portion of the Wampole purchase price.

(n)                                 Represents the reversal or reduction of the historical federal income tax benefit or provision of IVC, Wampole and ABI to reflect an income tax provision on a combined basis for the reporting period.

(o)                                 Represents issuance of shares of Inverness common stock upon the consummation of the acquisitions of Ostex, ABI and the Abbott Business.

(p)                                 Represents adjustment for the difference between net product sales recorded in the historical results of the Abbott Business and the contractually agreed upon amounts pursuant to a distribution agreement entered into as part of the acquisition.

(q)                                 Represents the elimination of intercompany sales and cost of sales that Abbott purchased from a subsidiary of Inverness and royalties Abbott paid to a subsidiary of Inverness prior to its acquisition by Inverness.

(r)                                    Represents adjustment to cost of sales for the difference between cost of sales recorded in the historical results of the Abbott Business and the contractually agreed upon cost of certain products pursuant to a supply agreement entered into as part of the acquisition.

(s)                                  Represents adjustment to depreciation expense included in the historical results of the Abbott Business based on management estimates of the value of the acquired fixed assets.

(t)                                    Reflects amortization expense on the acquired intangible asset, Tradename-Fact plus, in connection with the acquisition of the Abbott Business. No amortization was recorded on the acquired intangible asset, Tradename-Signify, as it was estimated to have an indefinite life. In addition, no amortization expense was recorded on acquired goodwill in accordance with SFAS No. 142.

(u)                                 Represents interest expense on the $55,000 of debt incurred by Inverness to fund the cash portion of the purchase price of the Abbott Business and amortization of related financing costs.

(v)                                 Represents estimated income taxes on a combined pro forma basis to include the Abbott Business.

(w)                               Represents the elimination of certain acquisition related expenses incurred by Ostex.

(x)                                   Represents reversal of Ostex’s historical interest expense on debt that was prepaid by Inverness.

Note 3. Pro Forma Income (Loss) Per Share

For the year ended December 31, 2002 and nine months ended September 30, 2003, the unaudited pro forma basic and diluted income (loss) before accounting change per share and net income (loss) per share amounts are calculated based on the weighted average number of Inverness common shares outstanding prior to the respective acquisitions plus the number of Inverness common shares issued upon the closings of the respective acquisitions, if any. Common stock equivalents resulting from assumed conversion or exercise of preferred stock, convertible debt, stock options or warrants are not included in the diluted loss per share calculation for the year ended December 31, 2002 because to do so would have been anti-dilutive. However, such common stock equivalents are included in the diluted income per share calculation for the nine months ended September 30, 2003.